UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


                              _____________


                                FORM 8-K/A

                               AMENDMENT #2


            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934


                              _____________


    Date of Report (Date of earliest event reported):  April 11, 1995





                    PROPERTY SECURED INVESTMENTS, INC.
          (Exact name of registrant as specified in its charter)





         California              33-26036             95-4320650
      (State or other          (Commission           (IRS Employer
      jurisdiction of          File Number)       Identification No.)
       incorporation)






                  445 South Figueroa Street, Suite 2600,
                     Los Angeles, California             90071-1630
           (Address of principal executive offices)      (Zip Code)


               Registrant's telephone number, including area code:
               (213) 612-7714


     EXHIBIT INDEX AT PAGE 3.





     Item 7.   Financial Statements and Exhibits
               ---------------------------------

          A letter from Singer, Lewak, Greenbaum & Goldstein, the
     Company's former accountants, stating its agreement with the statements contained in the Company's Form 8-K/A dated
     April 11, 1995, is filed herewith.

          Pursuant to the requirement of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Dated:  June 20, 1995      PROPERTY SECURED INVESTMENTS, INC.



                                By:  /s/ Andrew K. Proctor
                                   -------------------------------
                                    ANDREW K. PROCTOR, President







































                              EXHIBIT INDEX
                              -------------

     No.       Description
     ---       -----------

     16        Letter on Change in Accountants




















































                                EXHIBIT 16
                                ==========




                   Singer, Lewak, Greenbaum & Goldstein
                      Certified Public Accountants &
            Management Consultants, a Professional Corporation


     May 23, 1995




     Securities and Exchange Commission
     Washington, D.C.  20549

     Re:  Property Secured Investments, Inc.
          File No. 33-26036

     Dear Sir and Madam:

     We have read Item 4 of the Form 8-K/A of Property Secured
     Investments, Inc. dated April 11, 1995, and agree with the statement contained therein.

     Very truly yours,

     SINGER, LEWAK, GREENBAUM & GOLDSTEIN
     Certified Public Accountants & Management Consultants,
     A Professional Corporation


     /s/ Marc I. Abrams

     Marc I. Abrams, C.P.A.
     Partner

     MIA:mc















